UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

(Amendment Number One)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2023

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The amendment on FORM 8-K/A was done to correct a wrong date used on the cover page of 8-K replacing “December 13, 2023” to “September 4, 2023” and to correct the timing of Mr. Roberts’ resignation in Item 5.02.

ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Resignation of Director

On September 4, 2023, Pismo Coast Village, Inc. (the “Company”) received a letter from Mr. Jerry Roberts, pursuant to which he resigned as a member of the Board, effective October 31, 2023. The letter was transmitted by Mr. Roberts to the President and Chief Executive Officer of the Company. The Company accepted Mr. Roberts’ resignation at the Regular Meeting of the Board of Directors held Saturday, September 16, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date: December 29, 2023,
George Pappi, Jr.
President and Chief Executive Officer
(Principal Executive Officer)

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